                                                                    EXHIBIT 99.4


                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information is based on AMI's and Weider's historical financial statements, adjusted to give effect to the Transactions. Certain of Weider's historical financial information has been reclassified to conform with AMI's financial statement presentation. All references to AMI's fiscal year 2002 are to the four fiscal quarters ended March 25, 2002. All references to Weider's fiscal year 2001 are to the four fiscal quarters ended December 31, 2001. Weider's historical results for the two fiscal quarters ended September 30, 2002 are derived by subtracting the quarter ended March 31, 2002 from Weider's unaudited financial statements for the three quarters ended September 30, 2002.

The unaudited pro forma condensed consolidated balance sheet gives pro forma effect to the Transactions as if they had occurred on September 23, 2002. The unaudited pro forma consolidated statements of operations for the fiscal year ended March 25, 2002, the two fiscal quarters ended September 23, 2002, and the twelve months ended September 23, 2002 give pro forma effect to the Transactions as if they occurred on March 27, 2001, the beginning of AMI's 2002 fiscal year.

The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what our results of operations or financial position would actually have been had the Transactions occurred at such time or to project our results of operations for any future period or date.

The pro forma adjustments are based on available information and various assumptions that we believe are reasonable. The pro forma adjustments and certain assumptions are described in the accompanying notes. The Acquisition will be accounted for using the purchase method of accounting. Allocations of purchase price have been determined based upon information presently available and are subject to change. The final allocations and the amounts included in these pro forma financial statements could differ significantly.

                AMERICAN MEDIA OPERATIONS, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
              CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 23, 2002

---------------------------------------------------------------------------------------------
                                     SEPTEMBER 23,   SEPTEMBER 30,
                                         2002            2002         PRO FORMA
          (IN THOUSANDS)                  AMI           WEIDER       ADJUSTMENTS   PRO FORMA
---------------------------------------------------------------------------------------------
ASSETS
Current Assets:
   Cash and cash equivalents.......  $      35,006   $      10,825    $(30,825)(1) $   15,006
   Receivables, net................         25,744          26,491           -         52,235
   Inventories.....................         16,675           4,308           -         20,983
   Prepaid expenses and other......          8,667           1,892           -         10,559
                                     --------------------------------------------------------
      Total current assets.........         86,092          43,516     (30,825)        98,783
Property and equipment, net........         38,852           7,581           -         46,433
Deferred debt costs, net...........         21,871           1,637       8,363(2)      31,871
Other assets.......................          1,224           4,513                      5,737
Deferred income taxes..............              -          13,138     (13,138)(3)          -
Goodwill and other intangibles,
   net.............................        942,905               -     339,300(4)   1,282,205
                                     --------------------------------------------------------
                                     $   1,090,944   $      70,385    $303,700     $1,465,029
                                     ========================================================
LIABILITIES AND STOCKHOLDER'S
   EQUITY
Current liabilities:
   Current maturities of long-term
      debt.........................  $       4,868   $       2,832    $ (2,832)(6) $    4,868
   Accounts payable................         14,701           5,892           -         20,593
   Accrued expenses................         50,524          14,708           -         65,232
   Deferred income taxes...........              -           7,001      (7,001)(3)          -
   Deferred revenues...............         27,063          13,485           -         40,548
                                     --------------------------------------------------------
      Total current liabilities....         97,156          43,918      (9,833)       131,241
Payable to parent..................          2,197               -           -          2,197
Other long-term liabilities........              -           1,532      (1,532)(5)          -
Long-term debt.....................        727,741          37,750     252,250(6)   1,017,741
Deferred income taxes..............        158,039               -           -        158,039
Stockholders' equity...............        105,811         (12,815)     62,815(7)     155,811
                                     --------------------------------------------------------
                                     $   1,090,944   $      70,385    $303,700     $1,465,029
                                     ========================================================
---------------------------------------------------------------------------------------------

See the accompanying notes to the unaudited pro forma condensed consolidated balance sheet
                                        2

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

The following unaudited pro forma adjustments relate to the Acquisition as if it had occurred as of September 23, 2002:

    (1) Represents net change in cash and cash equivalents, calculated as follows:

----------------------------------------------------------------------
Cash consideration in connection with Acquisition from
   existing cash balances of AMI............................  $(20,000)
Weider cash not assumed by AMI..............................   (10,825)
                                                              --------
Net pro forma adjustment to cash............................  $(30,825)
----------------------------------------------------------------------

    (2) Represents the net change in deferred debt issuance costs for the new Tranche C-1 Term Loan and the related financings, which is estimated at $10,000. The pro forma adjustment is net of the elimination of existing Weider debt issuance costs of $1,637.

    (3) Represents the elimination of the historical deferred tax balances of Weider.

    (4) Represents new goodwill and other intangible assets resulting from the Acquisition. The Acquisition will be accounted for by the purchase method of accounting, pursuant to which the purchase price is allocated among the acquired tangible and intangible assets and assumed liabilities in accordance with their estimated fair values on the date of acquisition. The purchase price and estimated preliminary adjustments to historical book value as a result of the Acquisition and estimated goodwill and other intangibles are as follows:

----------------------------------------------------------------------
Allocation of purchase price:
   Estimated fair value of net tangible assets acquired.....  $ 10,700

   Identifiable intangible assets:
      Tradenames............................................   124,450
      Subscription lists....................................    33,768
      Covenants not to compete..............................    10,000
   Goodwill.................................................   171,082
                                                              --------
   Total goodwill and other intangibles.....................   339,300
                                                              --------
Purchase price..............................................  $350,000
                                                              --------
----------------------------------------------------------------------

    (5) Represents a Weider interest rate swap liability and deferred compensation owed to certain executives of Weider which will not be assumed as part of the Transaction, detailed as follows:

---------------------------------------------------------------------
Interest rate swap liability................................  $   992
Deferred compensation.......................................      540
                                                              -------
                                                              $ 1,532
---------------------------------------------------------------------

    (6) Represents net indebtedness incurred in connection with the Acquisition, calculated as follows:

----------------------------------------------------------------------
Issuance of new debt:
   New Tranche C-1 Term Loan................................  $140,000
   Debt Securities..........................................   150,000
                                                              --------
Total debt issued...........................................   290,000
Long-term Weider debt not assumed...........................   (37,750)
                                                              --------
   Net......................................................  $252,250
                                                              --------
Current Weider debt not assumed.............................  $ (2,832)
----------------------------------------------------------------------

    (7) Represents net change in stockholder's equity, calculated as follows:

---------------------------------------------------------------------
Capital contribution........................................  $50,000
Less:
Elimination of Weider historical equity.....................  (12,815)
                                                              -------
      Net increase in stockholder's equity..................  $62,815
---------------------------------------------------------------------

                AMERICAN MEDIA OPERATIONS, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 25, 2002

----------------------------------------------------------------------------------------------
                                                 FISCAL YEAR ENDED
                                ----------------------------------
                                MARCH 25, 2002   DECEMBER 31, 2001    PRO FORMA
        (IN THOUSANDS)               AMI              WEIDER         ADJUSTMENTS     PRO FORMA
----------------------------------------------------------------------------------------------
Operating Revenues:
   Circulation................  $      308,809   $          46,834    $       -      $ 355,643
   Advertising................          39,915              98,985            -        138,900
   Other......................          19,407               2,338            -         21,745
                                --------------------------------------------------------------
                                       368,131             148,157            -        516,288
Operating Expenses:
   Editorial..................          37,027              17,075            -         54,102
   Production.................         104,275              42,295            -        146,570
   Distribution, circulation
      and other cost of
      sales...................          49,914              24,867            -         74,781
   Selling, general and
      administrative
      expenses................          41,912              44,018            -         85,930
   Depreciation and
      amortization............          88,170               5,510        4,271(1)      97,951
                                --------------------------------------------------------------
                                       321,298             133,765        4,271        459,334
Operating income..............          46,833              14,392       (4,271)        56,954
Interest expense..............         (65,167)             (1,196)     (19,650)(2)    (86,013)
Other income (expense), net...            (139)                224            -             85
                                --------------------------------------------------------------
Income (loss) before provision
   for income taxes...........         (18,473)             13,420      (23,921)       (28,974)
Provision for income taxes....           3,009               5,636       (8,851)(3)       (206)
                                --------------------------------------------------------------
Net income (loss).............  $      (21,482)  $           7,784    $ (15,070)     $ (28,768)
                                --------------------------------------------------------------
EBITDA(4).....................  $      135,003   $          21,364            -      $ 156,367
----------------------------------------------------------------------------------------------

See the accompanying notes to the unaudited pro forma consolidated statements of operations
                                        5

                AMERICAN MEDIA OPERATIONS, INC. AND SUBSIDIARIES

                 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
             OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 23, 2002

------------------------------------------------------------------------------------------------
                                           TWO FISCAL QUARTERS ENDED
                           -----------------------------------------
                           SEPTEMBER 23, 2002     SEPTEMBER 30, 2002    PRO FORMA
     (IN THOUSANDS)               AMI                   WEIDER         ADJUSTMENTS     PRO FORMA
------------------------------------------------------------------------------------------------
Operating Revenues:
   Circulation...........       $150,180          $           22,861    $      -       $173,041
   Advertising...........         19,410                      59,827           -         79,237
   Other.................         11,325                       1,682           -         13,007
                           ---------------------------------------------------------------------
                                 180,915                      84,370           -        265,285
Operating Expenses:
   Editorial.............         18,447                       7,980           -         26,427
   Production............         49,452                      22,200           -         71,652
   Distribution,
     circulation and
     other cost of
     sales...............         24,470                      12,531           -         37,001
   Selling, general and
     administrative
     expenses............         22,912                      26,321           -         49,233
   Loss on insurance
     settlement..........            117                           -           -            117
   Depreciation and
     amortization........         15,146                       1,888       3,241(1)      20,275
                           ---------------------------------------------------------------------
                                 130,544                      70,920       3,241        204,705
Operating income.........         50,371                      13,450      (3,241)(1)     60,580
Interest expense.........        (24,846)                     (1,727)     (8,695)(2)    (35,268)
Other income (expense),
  net....................            103                        (181)          -            (78)
                           ---------------------------------------------------------------------
Income (loss) before
  provision for income
  taxes..................         25,628                      11,542     (11,936)        25,234
Provision for income
  taxes..................          9,590                       4,820      (4,416)(3)      9,994
                           ---------------------------------------------------------------------
Net income (loss)........       $ 16,038          $            6,722    $ (7,520)      $ 15,240
                           ---------------------------------------------------------------------
EBITDA(4)................       $ 66,015          $           18,077    $      -       $ 84,092
------------------------------------------------------------------------------------------------

See the accompanying notes to the unaudited pro forma consolidated statements of operations
                                        6

                AMERICAN MEDIA OPERATIONS, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED SEPTEMBER 23, 2002

-----------------------------------------------------------------------------------------------
                                               TWELVE MONTHS ENDED
                           ----------------------------------------
                           SEPTEMBER 23, 2002    SEPTEMBER 30, 2002     PRO FORMA
(IN THOUSANDS)                    AMI                  WEIDER          ADJUSTMENTS   PRO FORMA
----------------------------------------------------------------------------------------------
Operating Revenues:
   Circulation..........       $299,979           $         46,505     $      -       $346,484
   Advertising..........         41,087                    108,347            -        149,434
   Other................         21,640                      3,738            -         25,378
                          --------------------------------------------------------------------
                                362,706                    158,590            -        521,296
Operating Expenses:
   Editorial............         35,522                     16,635            -         52,157
   Production...........        100,738                     42,975            -        143,713
   Distribution,
      circulation and
      other cost of
      sales.............         48,546                     26,083            -         74,629
   Selling, general and
      administrative
      expenses..........         43,120                     49,065            -         92,185
   Loss on insurance
      settlement........            117                         --           --            117
   Depreciation and
      amortization......         64,379                      4,354        5,929(1)      74,662
                          --------------------------------------------------------------------
                                292,422                    139,112        5,929        437,463
Operating income........         70,284                     19,478       (5,929)        83,833
Interest expense........        (57,043)                    (3,662)     (17,184)(2)    (77,889)
Other income (expenses),
   net..................           (117)                      (322)           -           (439)
                          --------------------------------------------------------------------
Income (loss) before
   provision for income
   taxes................         13,124                     15,494      (23,113)         5,505
Provision for income
   taxes................          9,463                      6,560       (8,552)(3)      7,471
                          --------------------------------------------------------------------
Net income (loss).......       $  3,661           $          8,934     $(14,561)      $ (1,966)
                          --------------------------------------------------------------------
EBITDA(4)...............       $135,161           $         27,097     $      -       $162,258
----------------------------------------------------------------------------------------------

See the accompanying notes to the unaudited pro forma consolidated statements of operations
                                       7

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

The following unaudited pro forma adjustments relate to the Acquisition and are derived as if the Transactions occurred on March 27, 2001:

    (1) Represents the amortization of covenants not to compete for certain founders of Weider in connection with the Acquisition on a straight-line basis over five to seven years, and the amortization of the estimated fair value of Weider's subscription lists arising from the Acquisition on a straight-line basis over seven years. The pro forma adjustment is net of the elimination of Weider historical amortization of other intangible assets.

--------------------------------------------------------------------------------
                                    FISCAL YEAR     TWO FISCAL     TWELVE MONTHS
                                       ENDED      QUARTERS ENDED       ENDED
                                     MARCH 25,    SEPTEMBER 23,    SEPTEMBER 23,
                                       2002            2002            2002
--------------------------------------------------------------------------------
Amortization of covenants not to
  compete.........................  $     1,657   $          829   $       1,657
Amortization of subscription
  lists...........................        4,824            2,412           4,824
Elimination of historical Weider
  amortization....................       (2,210)               -            (552)
                                    --------------------------------------------
                                    $     4,271   $        3,241   $       5,929
--------------------------------------------------------------------------------

    (2) Represents adjustments necessary to reflect pro forma interest expense and amortization of deferred debt issuance costs based on pro forma debt levels and applicable interest rates, net of the elimination of Weider historical interest expense. A 1/8% change in our weighted average interest rate on our variable debt would result in a change of $589 in our interest expense for the twelve months ended September 23, 2002.

--------------------------------------------------------------------------------
                                    FISCAL YEAR     TWO FISCAL     TWELVE MONTHS
                                       ENDED      QUARTERS ENDED       ENDED
                                     MARCH 25,    SEPTEMBER 23,    SEPTEMBER 23,
                                       2002            2002            2002
--------------------------------------------------------------------------------
Interest on New Tranche C-1 Term
   Loan and modification to
   existing credit facilities.....  $     6,104   $        3,052   $       6,104
Interest on Debt securities.......       13,313            6,656          13,313
Amortization of deferred debt
   issuance costs.................        1,429              714           1,429
Elimination of Weider historical
   interest expense...............       (1,196)          (1,727)         (3,662)
                                    --------------------------------------------
                                    $    19,650   $        8,695   $      17,184
--------------------------------------------------------------------------------

    (3) Represents a reduction in the provision for income taxes as a result of the pro forma adjustments to income before income taxes, computed at an effective tax rate of 37%.

    (4) Pro forma EBITDA is defined as operating income plus depreciation and amortization, loss on insurance settlement, temporary rent expense, litigation settlement charges, operating loss of discontinued magazine
    (Jump) and the elimination of certain Weider founder's compensation and related support staff. A reconciliation from pro forma operating income to pro forma EBITDA is as follows:

--------------------------------------------------------------------------------
                                    FISCAL YEAR     TWO FISCAL     TWELVE MONTHS
                                       ENDED      QUARTERS ENDED       ENDED
                                     MARCH 25,    SEPTEMBER 23,    SEPTEMBER 23,
                                       2002            2002            2002
--------------------------------------------------------------------------------
Pro forma operating income........  $    56,954   $       60,580   $      83,833
Add (deduct):
   Depreciation and
      amortization................       97,951           20,275          74,662
   Loss on insurance settlement /
      temporary rent expense......            -              498             498
   Litigation settlement(a).......            -            2,025           2,025
   Operating loss of discontinued
      magazine (Jump)(b)..........          238                -            (137)
   Elimination of certain Weider
      founder's compensation and
      related support staff (c)...        1,224              714           1,377
                                    --------------------------------------------
Pro forma EBITDA..................  $   156,367   $       84,092   $     162,258
--------------------------------------------------------------------------------

       (a) Represents adjustment related to a settlement with a former Weider executive who was terminated in March 2001. See Footnote 6 to Weider's interim unaudited financial statements included elsewhere in this Form 8-K.

       (b) Represents adjustment related to operating losses from a discontinued magazine Jump. See Footnote 15 to Weider's audited financial statements included elsewhere in this Form 8-K.

       (c) Represents adjustment related to the elimination of certain Weider founder's compensation and related support staff that will be discontinued after the Transactions.

                                       9